Exhibit 16(a)(1)(ii)

LETTER OF TRANSMITTAL

TO TENDER SHARES OF COMMON STOCK OF

CANANDAIGUA NATIONAL CORPORATION

Pursuant to the Offer to Purchase dated July 1, 2013

THE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON AUGUST 12, 2013, UNLESS EXTENDED OR EARLIER TERMINATED

The Transfer Agent for the Offer is:

The Canandaigua National Bank and Trust Company

72 South Main Street

Canandaigua, New York 14424

Phone: (585) 394-4260

Phone (Toll Free): (800) 724-2621

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Transfer Agent. You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee if required.

The Information Agent for the Offer is:

Richard H. Hawks, Jr., Senior Vice President

72 South Main Street

Canandaigua, New York 14424

Phone: (585) 394-4260

Phone (Toll Free): (800) 724-2621

The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

DESCRIPTION OF SHARES OF COMMON STOCK TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)(1)(2)	Share Certificate(s) and Share(s) Tendered (Please attach additional signed list, if necessary)
	Common Stock Share Certificate Number(s)	Number of Shares of Common Stock Tendered(3)

Total Shares Tendered:

(1) Name(s) should be exactly as name(s) appears on the stock certificate.  Check will be payable to this name unless Special Payment Instructions are completed.

(2) Address should be current address to which check is to be sent, unless Special Delivery Instructions are completed.

(3) Because this Offer is open only to odd-lot shareholders tendering all shares beneficially owned by them, it will be assumed that all Shares evidenced by each certificate accompanied by this Letter of Transmittal are being tendered.

☐ Check here if Share Certificates have been lost, stolen, misplaced or destroyed, please fill out and submit the Lost Stock Affidavit attached to this Letter of Transmittal.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY AND
SIGN AND COMPLETE

TENDER OFFER AND POWER OF ATTORNEY

To Canandaigua National Corporation:

The undersigned hereby tenders to Canandaigua National Corporation, a New York corporation (“Canandaigua National Corporation”), the enclosed and/or above-described shares of its Common Stock of Canandaigua National Corporation (the “Shares”) at $161.00 per Share upon the terms and subject to the conditions of the Offer to Purchase dated July 1, 2013 (the “Offer to Purchase”), of which the undersigned acknowledges receipt, and this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”).

Subject to, and effective upon, acceptance for payment of any or all of the Shares tendered with this Letter, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Canandaigua National Corporation all right, title and interest in and to all Shares tendered that are accepted for payment and all distributions and rights in respect to such shares after the date hereof. Canandaigua National Corporation’s acceptance of any Shares from the undersigned will constitute a binding agreement between the undersigned and Canandaigua National Corporation upon the terms and subject to the conditions of the Offer. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned hereby irrevocably constitutes and appoints the Transfer Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to the Shares, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, to:

(a)

deliver certificates (or a lost stock affidavit) for the Shares, together, in any case, with all accompanying evidences of transfer and authenticity, to or upon the order of Canandaigua National Corporation upon receipt by the Transfer Agent, as the undersigned’s agent of the purchase price with respect to the Shares,

(b)

present certificates (or a lost stock affidavit) for the Shares for cancellation and transfer on the books of Canandaigua National Corporation, and

(c)

receive all benefits and otherwise exercise all rights of beneficial ownership of the Shares, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that: (i) the undersigned was the beneficial owner as of the close of business on June 26, 2013, and will continue to be the beneficial owner as of the expiration date of the Offer, of an aggregate of 99 or fewer Shares, all of which are being tendered; (ii) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby, that when any of such Shares are accepted for payment by Canandaigua National Corporation, Canandaigua National Corporation will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that none of the Shares will be subject to any adverse claim; and (iii) the undersigned will, upon request, execute and deliver any additional documents deemed by the Transfer Agent or Canandaigua National Corporation to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

The undersigned hereby represents that the undersigned holds a net-long position in Canandaigua National Corporation’s common stock equal to the number of tendered Shares and that the undersigned owns the tendered Shares free and clear of any liens or other encumbrances. The undersigned recognizes that it is a violation of federal securities laws for anyone to tender Shares unless, at the time of tender and at the expiration date (including any extensions), the tendering person (1) has a net-long position equal to or greater than the number of Shares tendered and (2) will deliver, or cause to be delivered, the Shares in accordance with the terms of the Offer.

The undersigned recognizes that Canandaigua National Corporation may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby.  The undersigned also recognizes that Canandaigua National Corporation reserves the right to reject any and all tenders of any Shares that Canandaigua National Corporation determines are not in proper form or are made by persons not eligible to participate in the Offer.

Unless otherwise indicated under “Special Payment Instructions,” please electronically deposit the purchase price of any Shares purchased, plus the $50.00 bonus payment, if applicable, in the undersigned’s designated account with Canandaigua National Bank for the payment of dividends.

If the undersigned elects to have a check issued and indicates as such under “Special Payment Instructions” or does not have a designated account with Canandaigua National Bank, please mail the check for the purchase price of any Shares purchased, plus the $50.00 bonus, if applicable, and accompanying documents, as appropriate, to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the purchase price of any Shares purchased, plus the $50.00 bonus payment, if applicable, in the name(s) of, and mail said check to, the person(s) so indicated.

This Letter of Transmittal is to be used only if certificates or a lost stock affidavit are to be forwarded herewith. If you have questions regarding your eligibility to participate in the Offer, please contact The Canandaigua National Bank and Trust Company, the Transfer Agent, at (585) 394-4260 (toll free: (800) 724-2621).

All other questions should be directed to Richard H. Hawks, the Information Agent, at (585) 394-4260 (toll free: (800) 724-2621).

SPECIAL PAYMENT INSTRUCTIONS

Part 1: Please check the following box if a check is to be issued to the undersigned for the purchase price of any Shares purchased, plus the $50.00 bonus payment, if applicable: ☐

Part 2: To be completed ONLY if the check for the purchase price of Shares purchased is to be issued in the name of someone other than the registered owner appearing on the label.

Issue check to:

Name: _________________________________________

(Please Print)

Address: _______________________________________

_______________________________________

_______________________________________

(Include Zip Code)

_______________________________________

_______________________________________

      (Taxpayer ID or Social Security Number)

If Part 2 of this section applies, you must have your signature guaranteed. See “Guarantee of Signature(s)” on the following page.

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the check for purchase price of Shares purchased to be mailed to someone other than the undersigned at an address other than that shown below the undersigned signature(s).

Mail check to:

Name:________________________________________

(Please Print)

Address:______________________________________

__________________________________________________________________________

(Include Zip Code)

_____________________________________

_____________________________________

      (Taxpayer ID or Social Security Number)

If this section applies, you must have your signature guaranteed. See “Guarantee of Signature(s)” on the following page.

IMPORTANT INFORMATION ABOUT YOUR SIGNATURE

This Letter of Transmittal must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.

IF THE SIGNATURE APPEARING BELOW IS NOT OF THE REGISTERED HOLDER(S), THEN THE SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

X ________________________________________________________________________________________________

X ________________________________________________________________________________________________

Signature(s) of Owner(s) or Authorized Signatory

Dated:

____________________________, 2013

Name(s):___________________________________________________________________________________________

(Please Print)

Capacity:__________________________________________________________________________________________

Address:___________________________________________________________________________________________

(Including Zip Code)

Area Code and Telephone No.:__________________________________________________________________________________

Tax Identification or Social Security No.:__________________________________________________________________________

GUARANTEE OF SIGNATURE(S)

(SEE INSTRUCTIONS 1 AND 4 BELOW)

__________________________________________________________________________________________________

(Name of Eligible Institution Guaranteeing Signatures)

__________________________________________________________________________________________________

(Address (including zip code) and Telephone Number

(including area code) of Firm)

__________________________________________________________________________________________________

(Authorized Signature)

__________________________________________________________________________________________________

(Title)

Dated:

____________________________, 2013

LETTER OF TRANSMITTAL

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATE(S) OR LOST STOCK AFFIDAVITS AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE TRANSFER AGENT ON OR PRIOR TO THE EXPIRATION DATE AS DEFINED IN THE OFFER.

1.

GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered with this Letter and such holder(s) have not completed the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (b) if the Shares are tendered for the account of an Eligible Institution.  If the Letter of Transmittal is no signed by the registered holder(s) of the Shares tendered with this Letter , or Special Payment Instructions have been made, all signatures on this Letter of Transmittal must be guaranteed by a firm that is an “Eligible Institution” because it is a member of a registered national securities exchange or the Financial Industry Regulatory Authority, Inc., or by a commercial bank, a trust company, a savings bank, a savings and loan association or a credit union which has membership in an approved signature guarantee medallion program.

2.

DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used if certificates or a lost stock affidavit are to be forwarded with it. Certificates evidencing all physically tendered Shares, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Transfer Agent prior to the expiration date (as defined in the Offer to Purchase). If certificates are forwarded to the Transfer Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each delivery.

The method of delivery of this Letter of Transmittal, certificate(s) and all other required documents is at the option and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the Transfer Agent.

If delivery is by mail, we recommend registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted. By execution of this Letter of Transmittal, all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

3.

INADEQUATE SPACE. If the space provided in any part of this Letter of Transmittal is inadequate, any further information may be listed on a separate schedule and attached hereto.

4.

SIGNATURES ON LETTER OF TRANSMITTAL, LOST STOCK AFFIDAVIT, STOCK POWER AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the tendered Shares, the signature(s) must correspond with the name(s) as written on the face of the certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

If any Shares tendered with this Letter of Transmittal is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Shares tendered are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

If this Letter of Transmittal is signed by the registered holder(s) of the tendered Shares, no endorsements of certificates or separate stock powers are required.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the tendered Shares, the certificate(s) or lost stock affidavit evidencing the Shares tendered must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any lost stock affidavit, certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Canandaigua National Corporation of such person’s authority so to act must be submitted.

5.

STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 5, Canandaigua National Corporation will pay all stock transfer taxes, if any, with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of the Shares purchased, unless evidence satisfactory to Canandaigua National Corporation of the prior payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing the Shares tendered with this Letter of Transmittal.

6.

SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any tendered Shares, plus the $50.00 bonus payment, if applicable, is to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if such check is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than the address of the registered holder or payment is to be made by electronic deposit to an account with Canandaigua National Bank, then the appropriate sections of this Letter of Transmittal entitled “Special Payment Instructions” and/or “Special Delivery Instructions” must be completed.

7.

QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to Richard H. Hawks, Jr., Senior Vice President, the Information Agent, at (585) 394-4260 (toll free: (800) 724-2621). Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials should be directed to the Information Agent, and copies will be furnished promptly at Canandaigua National Corporation’s expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning this Offer.

8.

LOST, DESTROYED OR STOLEN CERTIFICATES. If your certificate for part or all of your Shares has been lost, stolen, misplaced or destroyed, you should submit a lost share affidavit, a form of which is included with the Letter of Transmittal. This lost share affidavit will be required to be submitted, together with the Letter of Transmittal, in order to receive payment for Shares tendered and accepted. You may be required to post a surety bond to secure against a risk that the certificate(s) may be subsequently re-circulated. You should contact the Transfer Agent at the address and phone number listed in the Letter of Transmittal if you have any questions on submitting a lost stock affidavit.

9.

IRREGULARITIES. All questions as to the purchase price, the form of the documents, and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Canandaigua National Corporation, in its sole discretion, and its determination shall be final and binding. Canandaigua National Corporation reserves the absolute right to reject (i) any or all tenders of Shares that it determines are not in proper form or (ii) the acceptance for payment of or payment for Shares that may, in the opinion of Canandaigua National Corporation’s counsel, be unlawful. Except as otherwise provided in the Offer to Purchase, Canandaigua National Corporation also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares, and Canandaigua National Corporation’s interpretation of the terms and conditions of the Offer, including these instructions, shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Canandaigua National Corporation shall determine. None of Canandaigua National Corporation, the Transfer Agent, the Information Agent, or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.